SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 14, 2003

                                     000-21669
                            ------------------------
                            (Commission File Number)

                              Digital Lightwave, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                                               NO. 95-4313013
----------------------------                                  ------------------
(State or other jurisdiction                                  (I.R.S. Employer
      of incorporation)                                     Identification No.)


                              15550 Lightwave Drive
                              CLEARWATER, FL, 33760
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (727) 442-6677

The matters discussed in this current report include certain forward-looking statements that involve risks and uncertainties, including, but not limited to, our inability to achieve sustained operating profitability, our expected need for additional funding and the other risks detailed from time to time in the SEC reports of Digital Lightwave, Inc., including the reports on Form 10-K and Form 10-Q. These statements are only predictions and actual results could differ materially from those projected in the forward-looking statements. All forward-looking statements included in this document are based on information available to us on the date of filing, and we assume no obligation to update any such forward looking statements.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


	On February 14, 2003, Digital Lightwave, Inc. ("Digital") borrowed $800,000 from Optel, LLC, an entity controlled by Digital's majority shareholder and current chairman of the board of directors, Dr. Bryan Zwan ("Optel") pursuant to a Secured Promissory Note (the "First Note"). On February 26, 2003, Digital borrowed an additional $650,000 from Optel pursuant to a second Secured Promissory Note (the "Second Note"). On February 28, 2003, Digital borrowed an additional $961,710.33 from Optel pursuant to a third Secured Promissory Note (the "Third Note" and collectively with the First Note and the Second Note, the "Optel Notes"). The Optel Notes bear interest at an annual rate of 10%, are secured by a first priority security interest in substantially all of the assets of Digital pursuant to the Second Amended and Restated Security Agreement, dated as of February 28, 2003, and may be prepaid at any time.

	Digital intends to use the proceeds from the First Note and Second Note for general corporate and working capital purposes. The First Note and Second Note mature on July 31, 2004, unless certain specified events occur accelerating their maturity.

	Digital intends to apply the proceeds from the Third Note as collateral for a bond it intends to post for the benefit of Seth Joseph to satisfy a judgement rendered against Digital on December 23, 2002 in favor of Mr. Joseph. Approximately $1 million of Digital's funds are currently garnished for the benefit of Seth Joseph to satisfy the judgement. Digital expects the garnished funds to be released upon posting the bond, which it expects to do within the next two weeks. The Third Note matures, and Digital expects to pay Optel the full amount due pursuant to the Third Note, on the date the funds subject to garnishment for the benefit of Mr. Joseph are released.

	The Optel Notes and the Security Agreement are attached hereto as exhibits and are incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by references to the Optel Notes and the Security Agreement.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

	(a)	Financial statements of Business Acquired.

		Not applicable.

	(b)	Pro forma Financial Information.

		Not applicable.

	(c)	Exhibits.

		4.1	Secured Promissory Note, dated as of February 14, 2003,
			between Digital Lightwave, Inc. and Optel, LLC.

		4.2	Secured Promissory Note, dated as of February 26, 2003,
			between Digital Lightwave, Inc. and Optel, LLC.

		4.3	Secured Promissory Note, dated as of February 28, 2003,
			between Digital Lightwave, Inc. and Optel, LLC.

		4.4	Second Amended and Restated Security Agreement, dated
			as of February 28, 2003, between Digital Lightwave, Inc.
			and Optel, LLC.



___________

*	The Registrant hereby agrees to furnish to the Securities and Exchange
	Commission supplementally, any schedules or exhibits to such agreement
	which are not filed herewith, upon the request of the Securities and Exchange
	Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, and in the capacity indicated.

February 28, 2003
-------------
    (Date)


DIGITAL LIGHTWAVE, INC.



BY: /s/ JAMES GREEN
    ---------------------
James Green
Chief Executive Officer and President
(Principal Executive Officer)

				EXHIBIT INDEX

	Number	Description
	------  -----------

	4.1	Secured Promissory Note, dated as of February 14, 2003,
		between Digital Lightwave, Inc. and Optel, LLC.

	4.2	Secured Promissory Note, dated as of February 26, 2003,
		between Digital Lightwave, Inc. and Optel, LLC.

	4.3	Secured Promissory Note, dated as of February 28, 2003,
		between Digital Lightwave, Inc. and Optel, LLC.

	4.4	Second Amended and Restated Security Agreement, dated
		as of February 28, 2003, between Digital Lightwave, Inc.
		and Optel, LLC.